Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 64

Stocks for 2025

Supplement to the Prospectus

As a result of a previously announced spinoff, on July 20, 2023, shareholders of the company referred to in the Prospectus as Liberty Formula One, and currently known as Liberty Media Corp ("FWONK"), received 0.028960604 of a share of Atlanta Braves Holdings Inc. ("BATRK") common stock for each share of FWONK common stock held as of the close of business on July 13, 2023.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both FWONK and BATRK.

Supplement Dated: July 20, 2023